Exhibit 99.1

WILLBROS GROUP, INC.

INDEX TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

Unaudited pro forma condensed consolidated financial statements

On January 6, 2013, Willbros Group, Inc. (the “Company” or “Willbros”) entered into a Share Purchase Agreement dated as of such date (the “Purchase Agreement”), by and among Interserve Holdings Limited, a company organized under the laws of the United Kingdom (“Interserve”), Willbros International Finance & Equipment Limited, a wholly-owned subsidiary of the Company that is organized under the laws of the Cayman Islands (“Seller”), and the Company, as guarantor. Pursuant to the terms of the Purchase Agreement, Interserve agreed to purchase, and Seller agreed to sell, all of the shares of capital in Willbros Middle East Limited, a company organized under the laws of the Cayman Islands (“Willbros Middle East”), which holds the Company’s operations in Oman.

On January 7, 2013, the transactions contemplated by the Purchase Agreement were consummated, and Interserve acquired Willbros Middle East, together with its subsidiaries.

The following unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2012, and unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2012 and for the years ended December 31, 2011, 2010, and 2009, respectively, have been prepared to give effect to the sale of Willbros Middle East by reclassifying Willbros Middle East from continuing operations to discontinued operations.

The unaudited condensed consolidated balance sheet and statements of operations are presented for informational purposes only and do not purport to represent what the Company’s consolidated results of operations or financial position would have been had the sale occurred on the date indicated or to project the Company’s consolidated financial position as of any future date or the Company’s consolidated results of operations for any future period.

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2012

(In thousands, except share and per share amounts)

Unaudited

	Willbros as reported	Pro forma adjustments (1)	Willbros pro forma results
Current assets:
Cash and cash equivalents	$15,908	$(5,020)	$10,888
Accounts receivable, net	437,045	(15,458)	421,587
Contract cost and recognized income not yet billed	105,288	(2,299)	102,989
Prepaid expenses and other assets	46,895	(261)	46,634
Parts and supplies inventories	11,395	(3,725)	7,670
Deferred income taxes	3,162	—	3,162
Assets held for sale	—	31,248	31,248

Total current assets	619,693	4,485	624,178
Property, plant & equipment	150,631	(4,482)	146,149
Goodwill	8,067	—	8,067
Other intangible assets, net	168,397	—	168,397
Other assets	28,399	(3)	28,396

Total assets	$975,187	$—	$975,187

Current liabilities:
Accounts payable and accrued liabilities	368,970	(11,470)	357,500
Contract billings in excess of cost and recognized income	31,764	—	31,764
Current portion of capital lease obligations	1,819	—	1,819
Notes payable and current portion of long-term debt	45,265	—	45,265
Current portion of settlement obligation of discontinued operations	4,500	(335)	4,165
Accrued income taxes	8,040	—	8,040
Liabilities held for sale	—	12,599	12,599
Other current liabilities	5,082	—	5,082

Total current liabilities	465,440	794	466,234
Long-term debt	207,569	—	207,569
Capital lease obligations	2,552	—	2,552
Long-term portion of settlement obligation of discontinued operations	39,000	—	39,000
Long-term liabilities for unrecognized tax benefits	4,518	(518)	4,000
Deferred income taxes	2,561	(276)	2,285
Other long-term liabilities	34,641	—	34,641

Total liabilities	756,281	—	756,281

Stockholders equity:
Attributable to Willbros Group, Inc.	217,950	—	217,950
Noncontrolling interest	956	—	956

Total stockholders’ equity	$218,906	—	218,906

Total liabilities and stockholders’ equity	$975,187	$—	$975,187

(1)	Represents the reclassification of Willbros Middle East Limited and its related subsidiaries from continuing operations to discontinued operations.

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2012

(In thousands, except share and per share amounts)

Unaudited

	Willbros as reported	Pro forma adjustments (1)	Willbros pro forma results
Contract revenue	$1,507,205	$(58,990)	$1,448,215
Operating expenses:
Contract	1,380,633	(52,566)	1,328,067
Amortization of intangibles	11,645	—	11,645
General and administrative	112,034	(1,395)	110,639
Other charges	169	—	169

	1,504,481	(53,961)	1,450,520

Operating income (loss)	2,724	(5,029)	(2,305)
Other income (expense):
Interest expense, net	(21,500)	(5)	(21,505)
Loss on early extinguishment of debt	(3,405)	—	(3,405)
Other, net	(283)	(146)	(429)

	(25,188)	(151)	(25,339)

Loss from continuing operations before income taxes	(22,464)	(5,180)	(27,644)
Provision (benefit) for income taxes	3,937	(859)	3,078

Net loss from continuing operations	(26,401)	(4,321)	(30,722)
Income from discontinued operations net of provisions (benefit) for income taxes	10,464	4,321	14,785

Net loss	(15,937)	—	(15,937)
Less: Income attributable to noncontrolling interest	(945)	—	(945)

Net loss attributable to Willbros Group, Inc.	$(16,882)	$—	$(16,882)

Reconciliation of net income (loss) attributable to Willbros Group, Inc. :
Loss from continuing operations	$(27,346)	$(3,376)	$(30,722)
Income from discontinued operations	10,464	3,376	13,840

Net loss	$(16,882)	$—	$(16,882)

Basic income (loss) per share attributable to Company Shareholders:
Loss from continuing operations	$(0.57)	$(0.07)	$(0.64)
Income from discontinued operations	0.22	0.07	0.29

Net loss	$(0.35)	$—	$(0.35)

Diluted income (loss) per share attributable to Company Shareholders:
Loss from continuing operations	$(0.57)	$(0.07)	$(0.64)
Income from discontinued operations	0.22	0.07	0.29

Net loss	$(0.35)	$—	$(0.35)

Weighted average number of common shares outstanding:
Basic	47,965,380	47,965,380	47,965,380

Diluted	47,965,380	47,965,380	47,965,380

(1)	Represents the reclassification of Willbros Middle East Limited and its related subsidiaries from continuing operations to discontinued

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2011

(In thousands, except share and per share amounts)

Unaudited

	Willbros as reported	Pro forma adjustments (1)	Willbros pro forma results
Contract revenue	$1,615,040	$(73,829)	$1,541,211
Operating expenses:
Contract	1,472,420	(60,840)	1,411,580
Amortization of intangibles	15,681	—	15,681
General and administrative	134,745	(1,785)	132,960
Settlement of project dispute	8,236	—	8,236
Goodwill impairment	178,575	—	178,575
Changes in fair value of contingent earn out liability	(10,000)	—	(10,000)
Other charges	105	—	105

	1,799,762	(62,625)	1,737,137

Operating loss	(184,722)	(11,204)	(195,926)
Other income (expense):
Interest expense, net	(45,117)	(4)	(45,121)
Loss on early extinguishment of debt	(6,304)	—	(6,304)
Other, net	(430)	(81)	(511)

	(51,851)	(85)	(51,936)

Loss from continuing operations before income taxes	(236,573)	(11,289)	(247,862)
Benefit for income taxes	(32,293)	(1,265)	(33,558)

Net loss from continuing operations	(204,280)	(10,024)	(214,304)
Income (loss) from discontinued operations net of provision (benefit) for income taxes	(88,541)	10,024	(78,517)

Net loss	(292,821)	—	(292,821)
Less: Income attributable to noncontrolling interest	(1,195)	—	(1,195)

Net loss attributable to Willbros Group, Inc.	$(294,016)	$—	$(294,016)

Reconciliation of net income (loss) attributable to Willbros Group, Inc. :
Loss from continuing operations	$(205,475)	$(8,829)	$(214,304)
Income (loss) from discontinued operations	(88,541)	8,829	(79,712)

Net loss	$(294,016)	$—	$(294,016)

Basic income (loss) per share attributable to Company Shareholders:
Loss from continuing operations	$(4.33)	$(0.19)	$(4.52)
Income (loss) from discontinued operations	(1.86)	0.19	(1.67)

Net loss	$(6.19)	$—	$(6.19)

Diluted income (loss) per share attributable to Company Shareholders:
Loss from continuing operations	$(4.33)	$(0.19)	$(4.52)
Income (loss) from discontinued operations	(1.86)	0.19	(1.67)

Net loss	$(6.19)	$—	$(6.19)

Weighted average number of common shares outstanding:
Basic	47,475,680	47,475,680	47,475,680

Diluted	47,475,680	47,475,680	47,475,680

(1)	Represents the reclassification of Willbros Middle East Limited and its related subsidiaries from continuing operations to discontinued operations.

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2010

(In thousands, except share and per share amounts)

Unaudited

	Willbros as reported	Pro forma adjustments (1)	Willbros pro forma results
Contract revenue	$1,125,072	$(73,589)	$1,051,483
Operating expenses:
Contract	995,332	(57,562)	937,770
Amortization of intangibles	9,724	—	9,724
General and administrative	112,371	(2,491)	109,880
Goodwill impairment	60,000	—	60,000
Changes in fair value of contingent earn out liability	(45,340)	—	(45,340)
Acquisition costs	10,055	—	10,055
Other charges	3,771	—	3,771

	1,145,913	(60,053)	1,085,860

Operating loss	(20,841)	(13,536)	(34,377)
Other income (expense):
Interest expense, net	(27,677)	(18)	(27,695)
Other, net	1,649	(79)	1,570

	(26,028)	(97)	(26,125)

Loss from continuing operations before income taxes	(46,869)	(13,633)	(60,502)
Benefit for income taxes	(31,048)	(1,767)	(32,815)

Net loss from continuing operations	(15,821)	(11,866)	(27,687)
Income (loss) from discontinued operations net of provision (benefit) for income taxes	(20,008)	11,866	(8,142)

Net loss	(35,829)	—	(35,829)
Less: Income attributable to noncontrolling interest	(1,207)	—	(1,207)

Net loss attributable to Willbros Group, Inc.	$(37,036)	$—	$(37,036)

Reconciliation of net income (loss) attributable to Willbros Group, Inc. :
Loss from continuing operations	$(17,028)	$(10,659)	$(27,687)
Income (loss) from discontinued operations	(20,008)	10,659	(9,349)

Net loss	$(37,036)	$—	$(37,036)

Basic income (loss) per share attributable to Company Shareholders:
Loss from continuing operations	$(0.40)	$(0.25)	$(0.65)
Income (loss) from discontinued operations	(0.47)	0.25	(0.22)

Net loss	$(0.87)	$—	$(0.87)

Diluted income (loss) per share attributable to Company Shareholders:
Loss from continuing operations	$(0.40)	$(0.25)	$(0.65)
Income (loss) from discontinued operations	(0.47)	0.25	(0.22)

Net loss	$(0.87)	$—	$(0.87)

Weighted average number of common shares outstanding:
Basic	43,013,934	43,013,934	43,013,934

Diluted	43,013,934	43,013,934	43,013,934

(1)	Represents the reclassification of Willbros Middle East Limited and its related subsidiaries from continuing operations to discontinued operations.

WILLBROS GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2009

(In thousands, except share and per share amounts)

Unaudited

	Willbros as reported	Pro forma adjustments (1)	Willbros pro forma results
Contract revenue	$1,185,809	$(65,368)	$1,120,441
Operating expenses:
Contract	1,046,144	(50,919)	995,225
Amortization of intangibles	6,515	—	6,515
General and administrative	79,971	(1,586)	78,385
Acquisition costs	2,499	—	2,499
Other charges	12,694	—	12,694

	1,147,823	(52,505)	1,095,318

Operating income (loss)	37,986	(12,863)	25,123
Other income (expense):
Interest expense, net	(8,360)	(51)	(8,411)
Other, net	(674)	(1,043)	(1,717)

	(9,034)	(1,094)	(10,128)

Income (loss) from continuing operations before income taxes	28,952	(13,957)	14,995
Provision (benefit) for income taxes	7,528	(1,525)	6,003

Net income (loss) from continuing operations	21,424	(12,432)	8,992
Income (loss) from discontinued operations net of provisions (benefit) for income taxes	(1,784)	12,432	10,648

Net income	19,640	—	19,640
Less: Income attributable to noncontrolling interest	(1,817)	—	(1,817)

Net income attributable to Willbros Group, Inc.	$17,823	$—	$17,823

Reconciliation of net income (loss) attributable to Willbros Group, Inc. :
Income from continuing operations	$19,607	$(10,615)	$8,992
Income (loss) from discontinued operations	(1,784)	10,615	8,831

Net income	$17,823	$—	$17,823

Basic income (loss) per share attributable to Company Shareholders:
Loss from continuing operations	$0.51	$(0.27)	$0.24
Income (loss) from discontinued operations	(0.05)	0.27	0.22

Net income	$0.46	$—	$0.46

Diluted income (loss) per share attributable to Company Shareholders:
Loss from continuing operations	$0.50	$(0.27)	$0.23
Income (loss) from discontinued operations	(0.05)	0.27	0.22

Net loss	$0.45	$—	$0.45

Weighted average number of common shares outstanding:
Basic	38,687,594	38,687,594	38,687,594

Diluted	38,883,077	38,883,077	38,883,077

(1)	Represents the reclassification of Willbros Middle East Limited and its related subsidiaries from continuing operations to discontinued operations.